Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles C. Ward, Chief Financial Officer and Secretary of Sanchez Midstream Partners GP, LLC, as general partner of Sanchez Midstream Partners LP, certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(i) The accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Sanchez Midstream Partners LP.

/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Secretary

Sanchez Midstream Partners GP, LLC, as general partner of Sanchez Midstream Partners LP

(Principal Financial Officer)

Date: November 16, 2020